                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File Nos. 33-95792, 33-99858, 333-18235, 33-42748 and
333-49359), Form S-8/S-3 (File Nos. 333-05087 and 333-34687) and Form S-8 (File
No. 333-05141, 333-62887 and 333-55986) of CenterPoint Properties Trust of our reports dated March 8, 2004 relating to the financial statements and financial statement schedules which appear in this Form 10-K.


Chicago, Illinois                   /s/ PRICEWATERHOUSECOOPERS LLP
March 8, 2004